                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 30, 1998



                           CABLE TV FUND 14-B, LTD.
                           ------------------------
            (Exact name of registrant as specified in its charter)


       Colorado                       0-16200                    84-1024658
       --------                       -------                    ----------
(State of Organization)       (Commission File No.)            (IRS Employer
                                                             Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                  (303) 792-3111
---------------------------------------------                  --------------
(Address of principal executive office and Zip Code             (Registrant's
                                                                telephone no.
                                                            including area code)

Item 2.  Disposition of Assets
         ---------------------

      On June 30, 1998, Cable TV Fund 14-B, Ltd., a Colorado limited partnership (the "Partnership") sold the cable television system serving the areas in and around Surfside, South Carolina (the "Surfside System") to an unaffiliated party for a sales price of $51,500,000, subject to customary closing adjustments. The sale was approved by the holders of a majority of the limited partnership interests of the Partnership.

      From the proceeds of the Surfside System's sale, the Partnership retained $257,400 for working capital purposes, repaid all of its indebtedness of $15,957,200 (including the $15,800,000 borrowed under its credit facility and $157,200 of capital lease obligations), paid a 2.5% brokerage fee totaling $1,287,500 to The Jones Group, Ltd. ("The Jones Group"), an affiliate of Jones Intercable, Inc., the general partner of the Partnership (the "General Partner"), and a deferred acquisition fee of $920,000 to The Jones Group. The remaining net sale proceeds of approximately $32,900,000 will be distributed in August 1998 to the Partnership's limited partners of record as of June 30, 1998. This distribution will represent approximately $126 for each $500 limited partnership interest, or $252 for each $1,000 invested in the Partnership.

      Taking into account the prior distribution to limited partners of the net proceeds from the sale of the cable television system serving certain areas in and around Broward County, Florida (the "Broward System") and the distribution to be made in August 1998 of the net proceeds from the sale of the Surfside System, the limited partners of the Partnership will have received a total of $388 for each $500 limited partnership interest, or $776 for each $1,000 invested in the Partnership. Because the distributions to the limited partners from the sale of the Surfside System and the Broward System will not return 125% of the capital initially contributed by the limited partners to the Partnership, the General Partner will not receive a general partner distribution from the Surfside System's sale proceeds.

      The Partnership will continue to own and operate the cable television system serving Littlerock, California until it is sold to the General Partner later this year. After the sale of the Littlerock, California system, which is the Partnership's last remaining asset, the Partnership will be liquidated and dissolved.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

      a.     Historical financial statements.
             Not applicable.

      b.     Pro forma financial statements.
             Pro forma financial statements of Cable TV Fund 14-B, Ltd. reflecting the disposition of the Surfside System are attached.

      c.     Exhibits.

             2.1 Asset Purchase Agreement dated as of November 4, 1997 between Cable One, Inc. and Cable TV Fund 14-B, Ltd. is incorporated by reference from the Preliminary Proxy Statement of Cable TV Fund 14-B, Ltd. (Commission File No. 0-16200) filed with the Securities and Exchange Commission on December 23, 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABLE TV FUND 14-B, LTD.

                              By:   Jones Intercable, Inc.,
                                    its general partner


Dated: July 14, 1998                By: /s/ Elizabeth M. Steele
                                       ------------------------
                                       Elizabeth M. Steele
                                       Vice President, General
                                       Counsel and Secretary

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                           CABLE TV FUND 14-B, LTD.



      The following unaudited pro forma consolidated balance sheet assumes that as of March 31, 1998, Cable TV Fund 14-B, Ltd. (the "Partnership") had sold the cable television system serving Surfside, South Carolina (the "System") for $51,500,000. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the System, are expected to total approximately $51,567,926. Such funds will be used to repay indebtedness of the Partnership, and $32,900,000 will be distributed to the partners of the Partnership. The unaudited pro forma consolidated statements of operations assume that the System was sold as of January 1, 1997.

      The unaudited pro forma consolidated financial information should be read in conjunction with the appropriate notes to the unaudited pro forma consolidated financial information.

      ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                           CABLE TV FUND 14-B, LTD.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                March 31, 1998



                                                                            Pro Forma       Pro Forma
                                                          As Reported      Adjustments       Balance
                                                        --------------   --------------   --------------
ASSETS
Cash and cash equivalents                               $   95,044,345   $   32,502,912   $  127,547,257
Trade receivables, net                                         568,156         (363,636)         204,520
Investment in cable television properties:
  Property, plant and equipment, net                        21,838,352      (17,133,100)       4,705,252
  Intangibles, net                                          22,310,615      (21,531,693)         778,922
                                                        --------------   --------------   --------------

    Total investment in cable television properties         44,148,967      (38,664,793)       5,484,174
Deposits, prepaid expenses and deferred charges                360,594         (320,667)          32,927
                                                        --------------   --------------   --------------

Total assets                                            $  140,122,062   $   (6,846,184)  $  133,275,878
                                                        ==============   ==============   ==============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                  $   15,974,535   $  (15,943,870)   $      30,665
  General Partner advances                                     891,877         (119,468)         772,409
  Deferred brokerage fee                                       920,000         (920,000)               -
  Accrued distributions to limited partners                 68,554,431       32,900,000      101,454,431
  Accrued distributions to joint venture partner            25,484,569                -       25,484,569
  Trade accounts payable and accrued liabilities               576,850         (516,731)          60,119
  Subscriber prepayments                                       103,032          (99,646)           3,386
                                                        --------------   --------------   --------------

Total liabilities                                          112,505,294       15,300,285      127,805,579

Minority interest in cable television joint venture           (130,051)               -         (130,051)

Partners' capital                                           27,746,819      (22,146,469)       5,600,350
                                                        --------------   --------------   --------------

Total liabilities and partners' capital                 $  140,122,062   $   (6,846,184)  $  133,275,878
                                                        ==============   ==============   ==============



The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated balance sheet.

                           CABLE TV FUND 14-B, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1998

                                                               Pro Forma       Pro Forma
                                              As Reported     Adjustments       Balance
                                             -------------   -------------   -------------
REVENUES                                     $  10,536,074   $  (2,845,523)  $   7,690,551
COSTS AND EXPENSES:
  Operating expenses                             5,985,741      (1,639,885)      4,345,856
  Management fees and allocated overhead
    from Jones Intercable, Inc.                  1,135,996        (306,001)        829,995
  Depreciation and amortization                  3,670,505      (1,213,295)      2,457,210
                                             -------------   -------------   -------------

OPERATING INCOME (LOSS)                           (256,168)        313,658          57,490
                                             -------------   -------------   -------------

OTHER INCOME (EXPENSE):
  Interest expense                                (971,605)        584,089        (387,516)
  Gain on sale of cable television system       82,465,154               -      82,465,154
  Other, net                                      (587,846)         (3,117)       (590,963)
                                             -------------   -------------   -------------

  Total other income (expense), net             80,905,703         580,972      81,486,675
                                             -------------   -------------   -------------

CONSOLIDATED INCOME BEFORE
  MINORITY INTEREST                             80,649,535         894,630      81,544,165

MINORITY INTEREST IN
  CONSOLIDATED INCOME                          (22,016,787)              -     (22,016,787)
                                             -------------   -------------   -------------

NET INCOME                                   $  58,632,748   $     894,630   $  59,527,378
                                             =============   =============   =============



 The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                           CABLE TV FUND 14-B, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997

                                                               Pro Forma       Pro Forma
                                             As Reported      Adjustments       Balance
                                            -------------   --------------   -------------
REVENUES                                    $  40,929,333   $  (10,901,001)  $  30,028,332
COSTS AND EXPENSES:
  Operating expenses                        $  22,717,178       (6,144,875)     16,572,303
  Management fees and allocated overhead
    from Jones Intercable, Inc.                 4,399,838       (1,152,882)      3,246,956
  Depreciation and amortization                14,070,460       (4,542,570)      9,527,890
                                            -------------   --------------   -------------


OPERATING INCOME (LOSS)                          (258,143)         939,326         681,183
                                            -------------   --------------   -------------

OTHER INCOME (EXPENSE):
  Interest expense                             (3,903,254)       1,021,945      (2,881,309)
  Other, net                                       (8,561)           3,099          (5,462)
                                            -------------   --------------   -------------

Total other income (expense), net              (3,911,815)       1,025,044      (2,886,771)
                                            -------------   --------------   -------------

CONSOLIDATED LOSS BEFORE
  MINORITY INTEREST                            (4,169,958)       1,964,370      (2,205,588)

MINORITY INTEREST IN
  CONSOLIDATED LOSS                               626,089                -         626,089
                                            -------------   --------------   -------------

NET LOSS                                    $  (3,543,869)  $    1,964,370   $  (1,579,499)
                                            =============   ==============   =============





 The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                           CABLE TV FUND 14-B, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
        --------------------------------------------------------------



     1) The following calculations present the sale of the System and the resulting estimated proceeds expected to be received by the Venture and the Partnership.

     2) The unaudited pro forma consolidated balance sheet assumes that the Venture had sold the System for $51,500,000 as of March 31, 1998. The unaudited pro forma consolidated statements of operations assume that the Venture had sold the System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the System and corresponding estimated distribution to limited partners as of March 31, 1998 has been computed as follows:


GAIN ON SALE OF ASSETS:
Contract sales price                                              $  51,500,000
Less:  Net book value of investment in cable television
       Properties at March 31, 1998                                 (38,664,793)
       Brokerage fee                                                 (1,287,500)
                                                                   ------------

Gain on sale of assets                                            $  11,547,707
                                                                   ============

Distributions to Partners:
Contract sales price                                              $  51,500,000
Working capital adjustment:
Add:   Current assets                                                   684,303
Less:  Current liabilities                                             (616,377)
                                                                   ------------

Adjusted cash received by the Partnership                            51,567,926

Plus:  Cash on hand                                                     397,088
Less:  Repayment of outstanding debt to third parties               (15,943,870)
       Repayment of deferred acquisition fee                           (920,000)
       Payment of brokerage fee                                      (1,287,500)
       Repayment of General Partner advances                           (119,468)
                                                                   ------------

Cash available for distribution                                   $  32,900,000
                                                                   ============